                                                                      EXHIBIT 25


                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

--------------------------------------------------------------------------------

                                     FORM T-1
                     STATEMENT OF ELIGIBILITY UNDER THE TRUST
                      INDENTURE ACT OF 1939 OF A CORPORATION
                           DESIGNATED TO ACT AS TRUSTEE

                       CHECK IF AN APPLICATION TO DETERMINE
                       ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC BANK USA
                     (formerly known as Marine Midland Bank)
               (Exact name of trustee as specified in its charter)

         New York                                      16-1057879
         (Jurisdiction of incorporation                (I.R.S. Employer
         or organization if not a U.S.                 Identification No.)
         national bank)

         140 Broadway, New York, NY                    10005-1180
         (212) 658-1000                                (Zip Code)
         (Address of principal executive offices)

                                Warren L. Tischler
                              Senior Vice President
                                  HSBC Bank USA
                                   140 Broadway
                          New York, New York 10005-1180
                               Tel: (212) 658-5167
            (Name, address and telephone number of agent for service)

                           ORBITAL IMAGING CORPORATION
              (Exact name of registrant as specified in its charter)

         Delaware                                 4899                              54-1660268
  (State or other jurisdiction of      (Primary Standard Industrial              (I.R.S. Employer
  Incorporation or organization)       Classification Code Number)             Identification Number)

                            21700 Atlantic Boulevard
                                Dulles, VA 20166
                                 (703) 406-5800

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                          Alan R. Schwartz Ocio, Esq.
                       Vice President and General Counsel
                            21700 Atlantic Boulevard
                                Dulles, VA 20166
                                 (703) 406-5800
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                          11 5/8% SENIOR NOTES DUE 2005
                         (Title of Indenture Securities)

                                     General

Item 1. General Information.

            Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervisory authority to which it is subject.

            State of New York Banking Department.

            Federal Deposit Insurance Corporation, Washington, D.C.

            Board of Governors of the Federal Reserve System,
            Washington, D.C.

      (b) Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2. Affiliations with Obligor.

            If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None

Item 16.  List of Exhibits.

Exhibit
-------
T1A(i)                             *     -     Copy of the Organization
                                               Certificate of HSBC Bank USA.

T1A(ii)                            *     -     Certificate of the State of New
                                               York Banking Department dated
                                               December 31, 1993 as to the
                                               authority of HSBC Bank USA to
                                               commence business.

T1A(iii)                                 -     Not applicable.

T1A(iv)                            *     -     Copy of the existing By-Laws of
                                               HSBC Bank USA as adopted on
                                               January 20, 1994.

T1A(v)                                   -     Not applicable.

T1A(vi)                            *     -     Consent of HSBC Bank USA required
                                               by Section 321(b) of the Trust
                                               Indenture Act of 1939.

T1A(vii)                                 -     Copy of the latest report of
                                               condition of the trustee (March
                                               31, 1999), published pursuant to
                                               law or the requirement of its
                                               supervisory or examining
                                               authority.

T1A(viii)                                -     Not applicable.

T1A(ix)                                  -     Not applicable.

      * Exhibits previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 1st day of June 1999.

                                               HSBC BANK USA

                                               By:  /s/ FRANK J.GODINO
                                                  ----------------------------
                                                        Frank J. Godino
                                                        Vice President

                                                               EXHIBIT T1A (vii)

                                                          Board of Governors of the Federal Reserve System
                                                          OMB Number: 7100-0036
                                                          Federal Deposit Insurance Corporation
                                                          OMB Number: 3064-0052
                                                          Office of the Comptroller of the Currency
                                                          OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL        Expires March 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Please refer to page i,                                   [1]
                                                          Table of Contents, for
                                                          the required disclosure of
                                                          estimated burden.
-----------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031

REPORT AT THE CLOSE OF BUSINESS DECEMBER 31, 1998

This report is required by law; 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.


I,       Gerald A. Ronning, Executive VP & Controller
   -----------------------------------------------------
    Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.

         /s/ Gerald A. Ronning
------------------------------------------------------
Signature of Officer Authorized to Sign Report

          1/22/99
------------------------------------------------------
Date of Signature

SUBMISSION OF REPORTS

   Each Bank must prepare its Reports of Condition and Income either:

   (a) in automated format then file the computer data file directly with the banking agencies' collection agent, Electronic
            Data System Corporation (EDS), by modem or computer diskette; or



FDIC Certificate Number    0        0        5        8        9
                                    (RCRI 9030)


                                    (19980930)
                                ------------------
                                  (RCRI  9999)


This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


       /s/ John R. H. Bond
-----------------------------------
Director (Trustee)

       /s/ Sal H. Alfiero
-----------------------------------
Director (Trustee)

       /s/ Bernard J. Kennedy
-----------------------------------
Director (Trustee)

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page to the hard-copy of the completed report that the bank places in its files.

                               REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the

HSBC Bank USA                         of  Buffalo
-------------------------------------------------
  Name of Bank                          City

in the state of New York, at the close of business March 31, 1999

ASSETS

                                                                                                          Thousands of dollars
Cash and balances due from depository institutions:
                                                                                                            ------------------------
  Non-interest-bearing balances currency and coin                                                                       $916,342.00
------------------------------------------------------------------------------------
  Interest-bearing balances                                                                                               2,575,819
-------------------------------------------------- ---------------------------------
  Held-to-maturity securities                                                                                                   -
-------------------------------------------------- ---------------------------------
  Available-for-sale securities                                                                                           3,882,418
-------------------------------------------------- ---------------------------------
  Federal funds sold and securities purchased under agreements to resell                                                    736,181
-----------------------------------------------------------------------------------------------------------------------------------
Loans and lease financing receivables:
                                                                                    ---------------
 Loans and leases net of unearned income                                             $23,594,804.00
-----------------------------------------------------------------------------------
 LESS: Allowance for loan and lease losses                                                  384,303
-----------------------------------------------------------------------------------
 LESS: Allocated transfer risk reserve                                                         -
-----------------------------------------------------------------------------------------------------------------------------------
 Loans and lease, net of unearned income, allowance, and reserve                                                     $23,210,501.00
-----------------------------------------------------------------------------------------------------------------------------------
 Trading assets                                                                                                             802,364
-----------------------------------------------------------------------------------------------------------------------------------
 Premises and fixed assets (including capitalized leases)                                                                205,673.00
-----------------------------------------------------------------------------------------------------------------------------------
Other real estate owned                                                                                                    4,519.00
-----------------------------------------------------------------------------------------------------------------------------------
Investments in unconsolidated subsidiaries and associated companies                                                             -
-----------------------------------------------------------------------------------------------------------------------------------
Customers' liability to this bank on acceptances outstanding                                                             204,508.00
-----------------------------------------------------------------------------------------------------------------------------------
Intangible assets                                                                                                        486,156.00
-----------------------------------------------------------------------------------------------------------------------------------
Other assets                                                                                                                557,399
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                                         $33,581,880.00
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Deposits:
                                                                                                           ----------------
 In domestic offices                                                                                         $21,967,867.00
                                                                                                           ----------------
--------------------------------------------------------------------------------------------------------

Non-interest-bearing                                                                      $ 2,869,593.00
-----------------------------------------------------------------------------------------
 Interest-bearing                                                                          19,098,274.00
---------------------------------------------------------------------------------------------------------------------------
In foreign offices, Edge and Agreement subsidiaries, and IBFs                                                 $5,258,860.00
---------------------------------------------------------------------------------------------------------------------------
 Non-interest-bearing                                                                     $          -
-----------------------------------------------------------------------------------------
 Interest-bearing                                                                              5,258,860
--------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold under agreements to repurchase                                      $812,222.00
--------------------------------------------------------------------------------------------------------
Demand notes issued to the U.S. Treasury                                                                             57,808
--------------------------------------------------------------------------------------------------------
Trading Liabilities                                                                                                  71,648
--------------------------------------------------------------------------------------------------------
 Other borrowed money (including mortgage indebtedness and obligations under capitalized leases):
  With a remaining maturity of one year or less                                                                   1,211,163
--------------------------------------------------------------------------------------------------------
  With a remaining maturity of more than one year through three years                                                76,041
--------------------------------------------------------------------------------------------------------
  With a remaining maturity of more than three years                                                                237,506
--------------------------------------------------------------------------------------------------------
Bank's liability on acceptances executed and outstanding                                                            204,508
--------------------------------------------------------------------------------------------------------
Subordinated notes and debentures                                                                                   698,089
--------------------------------------------------------------------------------------------------------
Other liabilities                                                                                                   615,573
--------------------------------------------------------------------------------------------------------
Total liabilities                                                                                            $31,211,285.00
---------------------------------------------------------------------------------------------------------------------------

EQUITY CAPITAL

---------------------------------------------------------------------------------------------------------------------------
Perpetual preferred stock and related surplus                                                                $          -
--------------------------------------------------------------------------------------------------------
Common Stock                                                                                                        205,000
--------------------------------------------------------------------------------------------------------
Surplus                                                                                                           1,987,058
--------------------------------------------------------------------------------------------------------
Undivided profits and capital reserves                                                                              164,349
--------------------------------------------------------------------------------------------------------
Net unrealized holding gains (losses) on available-for-sale securities                                               14,188
--------------------------------------------------------------------------------------------------------
Accumulated net gain (losses) on cash flow hedges                                                                       -
--------------------------------------------------------------------------------------------------------
Cumulative foreign currency translation adjustments                                                                     -
--------------------------------------------------------------------------------------------------------
Total equity capital                                                                                              2,370,595
--------------------------------------------------------------------------------------------------------
Total liabilities and equity capital                                                                         $33,581,880.00
---------------------------------------------------------------------------------------------------------------------------